SUPPLEMENT DATED NOVEMBER 25, 2015
TO

PROSPECTUS DATED MAY 1, 2014
 FOR PRIME VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

Effective November 20, 2015, (the "Effective Date"), the name of the following investment option has changed:

Previous Fund Name	Current Fund Name

Columbia Variable Portfolio – Marsico 21st Century Fund	Columbia Variable Portfolio – Large Cap Growth Fund II

Also, on the Effective Date, Marsico Capital Management, LLC ceased serving as sub-adviser to the Fund and Columbia Management Investment Advisers, LLC assumed the day-to-day management of the Fund. All references to Marsico Capital Management, LLC are hereby deleted from the Prospectuses.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.